UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 28, 2006

                           Genelabs Technologies, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          California                     0-19222                 94-3010150
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 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)         Identification No.)


  505 Penobscot Drive, Redwood City, California                   94063
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (650) 369-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

         On July 28, 2006, the Board of Directors of Genelabs Technologies, Inc. approved the renewal of the Genelabs Technologies, Inc. Annual and Long-Term Incentive Based Compensation Program (the "Plan") through February 28, 2007.

         A copy of the Plan is filed as Exhibit 10.01 to this Current Report on Form 8-K, and is incorporated herein by reference.


Item 2.02.  Results of Operations and Financial Condition

         On August 3, 2006, Genelabs Technologies, Inc. announced its financial results for the second quarter and first half of 2006. A copy of the related press release is furnished as Exhibit 99.01 hereto.

The information in this Form 8-K (including Exhibit 99.01) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number      Description
--------------      -----------

10.01 Registrant's Amended and Renewed 1994 Annual and Long-Term Incentive Based Compensation Plan.

99.01 Press Release of Registrant, dated August 3, 2006, entitled "Genelabs Technologies, Inc. Reports Financial Results for the Second Quarter and First Half of 2006."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Genelabs Technologies, Inc.

Date: August 4, 2006                      By:     /s/ James Smith
                                                  ---------------------------
                                          Name:   James Smith
                                          Title:  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

10.01 Registrant's Amended and Renewed 1994 Annual and Long-Term Incentive Based Compensation Plan.

99.01 Press Release of Registrant, dated August 3, 2006, entitled "Genelabs Technologies, Inc. Reports Financial Results for the Second Quarter and First Half of 2006."